UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

CTO Realty Growth, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-11350 (Commission File Number)	59-0483700 (IRS Employer Identification No.)
	369 N. New York Avenue, Suite 201 Winter Park, Florida (Address of principal executive offices)	32789 (Zip Code)

Registrant’s telephone number, including area code: (407) 904-3324

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

.01

Title of each class:	Trading Symbols	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CTO	NYSE
6.375% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	CTO PrA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) of CTO Realty Growth, Inc. (the “Company”) was held on June 21, 2023.  At the 2023 Annual Meeting, the Company’s stockholders (i) elected John P. Albright, George R. Brokaw, Christopher J. Drew, Laura M. Franklin, R. Blakeslee Gable and Christopher W. Haga to serve as members of the board of directors of the Company (the “Board”) until the Company’s 2024 Annual Meeting of Stockholders; (ii) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers (the “Say-on-Pay Vote”); (iv) approved, on an advisory basis, holding the Say-on-Pay Vote every year; and (v) approved  the CTO Realty Growth, Inc. Fifth Amended and Restated 2010 Equity Incentive Plan, replacing the Company’s Fourth Amended and Restated 2010 Equity Incentive Plan.

The proposals below are described in detail in the Company’s definitive proxy statement dated April 28, 2023. The voting results for each proposal are as follows:

Proposal 1 – Election of Directors:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
John P. Albright	12,464,223	261,962	43,083	4,572,670
George R. Brokaw	11,114,785	1,606,921	49,491	4,572,670
Christopher J. Drew	12,082,683	635,093	53,421	4,572,670
Laura M. Franklin	12,308,866	419,998	40,404	4,572,670
R. Blakeslee Gable	10,732,358	1,980,798	58,041	4,572,670
Christopher W. Haga	11,968,175	755,862	47,160	4,572,670

Proposal 2 – Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2023:

     FOR       AGAINST    ABSTAIN

 16,902,599347,98893,280

Proposal 3 – The Say-on-Pay Vote:

   BROKER

     FOR     AGAINSTABSTAINNON-VOTES

12,266,145      366,946   138,105        4,572,670

Proposal 4 – Advisory vote regarding frequency of the Say-on-Pay Vote:

   BROKER

  1 YEAR  2 YEARS3 YEARSABSTAINNON-VOTES

12,266,043      47,803  441,073    56,277 4,572,670

In light of the stockholders’ recommendation that future Say-on-Pay Votes be held every year, which was consistent with the recommendation of the Board, the Company has decided that the Company will hold future Say-on-Pay votes every year, until the next required advisory vote of stockholders regarding the frequency of future Say-on-Pay Votes.

Proposal 5 – Approval of the CTO Realty Growth, Inc. Fifth Amended and Restated 2010 Equity Incentive Plan:

   BROKER

     FOR     AGAINSTABSTAINNON-VOTES

11,797,579      841,228   132,389        4,572,670

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2023

CTO Realty Growth, Inc.

By: /s/ John P. Albright

John P. Albright, President and Chief Executive Officer